Exhibit 99.3

 Hill-Rom: Acquiring Mortara Instrument  Complementary Combination Strengthens Clinical Focus on Diagnostic Cardiology and Patient Monitoring  January 10, 2017

 This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All statements included herein that are not historical facts are forward-looking statements, including without limitation statements regarding the ability of Hill-Rom to achieve tax benefits associated with the acquisition of Mortara, the ability to expand our diagnostic cardiology franchise and expand the Welch Allyn business, the ability to retain key employees of Mortara, the achievement of projected financial synergies, the possibility that the closing of the transaction may be delayed, the ability to achieve any other anticipated benefits of the acquisition, and all other statements concerning future strategy, plans, objectives, projections, expectations and intentions. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Hill-Rom’s results could be materially adversely affected. For a more in depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the company's previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Hill-Rom assumes no obligation to update or revise any forward-looking statements.  Forward Looking Statements

 Table of Contents: Mortara Instrument Acquisition   Compelling Strategic Rationale   Mortara Overview   Attractive Global Markets   Complementary Portfolio   Substantial Financial Benefits   Transaction Summary   Enhanced Capabilities

      Supporting expansion of broader range of diagnostic technologies to further mission of improving patient outcomes  Mortara Instrument: An Exciting Opportunity   Strengthening clinical focus on diagnostic cardiology and patient monitoring across the combined portfolio  Leveraging deep relationships in acute care, primary care and clinical research settings globally    1  2  3   Accelerating growth with highly attractive and immediately accretive acquisition  4

Compelling Strategic Rationale

Mortara Instrument Overview



Patient Monitoring
Clinical Research Services
~$115M
4%+ CAGR
2014–2016
Diagnostic Cardiology
Service & Supplies

Strategic Rationale

- ✓ Provides broad, high quality products to existing diagnostic cardiology portfolio
- ✓ Accelerates new growth platform in cardiology-focused patient monitoring
- ✓ Complements and enhances Hill-Rom's presence in vital signs monitoring
- ✓ Deepens connectivity relationships
- ✓ Leverages Hill-Rom's global scale and commercial channel
- ✓ Creates significant value with enhanced scale, commercial and R&D capabilities, and operational efficiencies

Strengthening diagnostic & monitoring capabilities with accretive acquisition

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Enhancing outcomes for patients and their caregivers. Hill-Rom

Transaction Summary

Deal Structure & Consideration	▪ Hill-Rom to acquire Mortara Instrument for $330M in cash ▪ Deal valued at ~$290M including the net present value of tax benefit ▪ Financed with cash on hand and borrowings under existing credit facilities
Leadership	▪ Mortara Instrument CEO, Dr. Justin Mortara, joining Hill-Rom ▪ Mortara's strong leadership and innovation culture will thrive as part of Hill-Rom
Closing & Conditions	▪ Customary closing conditions ▪ Expected to close in fiscal second quarter of 2017
Financial Benefits	▪ Accelerates revenue growth; accretive to gross and operating margins ▪ Modestly accretive to fiscal 2017 Adjusted EPS ▪ Annual operational cost synergies of at least $10 million drive greater accretion beyond 2017 ▪ Double-digit ROIC by year 3

Accelerating growth with highly attractive and immediately accretive acquisition

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© 2016 Hill-Rom Services, Inc. ALL RIGHTS RESERVED

Enhancing outcomes for patients and their caregivers.

Hill-Rom

Mortara Instrument Overview

Mortara Instrument

- Founded in 1982 with headquarters in Milwaukee, WI
  - More than 400 employees globally
  - Serves customers in over 100 countries
- Provides diagnostic cardiology and patient monitoring for Acute Care, Primary Care and Clinical Research Organizations (CRO)
- Strong history as innovator with eight key products introduced in 2016
- Attractive financial profile
  - 2016 revenue of ~$115 million
  - 4%+ revenue CAGR 2014 – 2016
  - 55% gross margin

Key Market Segments



Diagnostic Cardiology



Patient Monitoring



Clinical Research Organization (CRO) Services

Leading Brands

Mortara

QUINTON

BURDICK

Strengthening portfolio with comprehensive cardiology offerings

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Enhancing outcomes for patients and their caregivers. Hill-Rom

Attractive Global Markets

Global Diagnostic Cardiology & Patient Monitoring Market

US$ Billions


$4.4B
$5.5B
2015
2020E

Source: Markets and Markets global forecast

4% - 5%

Market Growth CAGR

Strong Foundation For Growth

- Cardiovascular disease (CVD) is the #1 cause of death worldwide
- Diagnostic cardiology products are used in the non-invasive diagnosis of CVD across continuum of care
- Patient monitoring products incorporate electrocardiographic (ECG) and other monitoring parameters:
  - Ambulatory Telemetry
  - Bedside Monitors
  - Central Stations
  - Clinical IT Solutions

Significant opportunity to enhance patient outcomes

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Enhancing outcomes for patients and their caregivers: Hill-Rom

   Supplies    Services    Licensing    Clinical Research Organization (CRO) Services    Patient Monitoring    Diagnostic Cardiology  Non-invasive diagnostic cardiology devices including resting, ECG, stress, holter monitoring and ECG management  Inpatient monitoring of acute and sub acute populations incorporating ECG and other parameters  Remote care enabled by connectivity of devices primarily in the CRO segment in the U.S.  Royalty income associated with license use of algorithms  Field service and parts business including upgrades and installation business across product segments  Broad and diverse product and service offerings enablefuture growth  Mortara Instrument: Comprehensive Solutions  ECG paper, electrodes and patient cables across product segments

Complementing Hill-Rom's Portfolio

Key Focus Areas		Hill-Rom	Mortara
Diagnostic Cardiology	Primary Care ECG Screening	✓	✓
	Holter Monitoring		✓
	Acute Care Resting ECG Testing		✓
	Cardiac Stress Testing		✓
	ECG Diagnostic Algorithms		✓
	Clinical Research ECG Data Management		✓
Patient Monitoring	Vital Signs Monitoring (NIBP, Temperature, SpO_2)	✓	
	Continuous Patient Monitoring/Telemetry (ECG, Invasive BP, Temp, SpO_2, Respiration, $ETCO_2$, Cardiac Output)	✓	✓

Providing innovative solutions and enhanced customer offerings

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© 2016 Hill-Rom Services, Inc. ALL RIGHTS RESERVED

Enhancing outcomes for patients and their caregivers. Hill-Rom

Enhancing Hill-Rom Capabilities

Connectivity	• Strengthens connectivity relationships with leading global electronic medical record providers • Enhances Hill-Rom's ability to offer secure & flexible connectivity options to customers
Scale	• Accelerates revenue growth and leverages Hill-Rom's global channel and extensive commercial capabilities • Drives cost efficiencies across combined service and supply chain network
Innovation	• Advances expansion in attractive diagnostic cardiology market • Expands patient monitoring expertise, allowing patients to be treated in lower acuity settings

Leveraging Hill-Rom's scale and Mortara's expertise to drive profitable growth in key markets

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© 2016 Hill-Rom Services, Inc. ALL RIGHTS RESERVED

Enhancing outcomes for patients and their caregivers.

Hill-Rom

Substantial Financial Benefits And Returns

- ✓ Accelerates revenue growth in key markets
- ✓ Accretive to gross and operating margins
- ✓ Modestly accretive to fiscal 2017 Adjusted EPS
- ✓ Annual operational cost synergies of at least $10 million drive greater accretion beyond 2017
- ✓ Double-digit ROIC by year 3

+4%
Historical Revenue Growth CAGR

~$115M
2016 Revenue

55%
Adjusted Gross Margin

Accretive revenue and margin profile drives attractive returns

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© 2016 Hill-Rom Services, Inc. ALL RIGHTS RESERVED
Enhancing outcomes for patients and their caregivers. Hill-Rom

Supporting expansion of broader range of diagnostic technologies to further mission of improving patient outcomes  Mortara Instrument: An Exciting Opportunity   Strengthening clinical focus on diagnostic cardiology and patient monitoring across the combined portfolio  Leveraging deep relationships in acute care, primary care and clinical research settings globally    1  2  3   Accelerating growth with highly attractive and immediately accretive acquisition  4

 Hill-Rom: Acquiring Mortara Instrument  Complementary Combination Strengthens Clinical Focus on Cardiac Diagnostics and Patient Monitoring  January 10, 2017